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                                                                   EXHIBIT 10.23

                                 Amendment No. 2
                                     TO THE
                         CALIFORNIA WATER SERVICE GROUP

               (a)Directors Deferred Compensation Plan

                         EFFECTIVE AS OF JANUARY 1, 1999
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     The California Water Service Group Director Deferred Compensation Plan (the
"Plan") is hereby amended as follows, effective January 1, 1999 for all Accounts under the Plan, in order to change the time of payment (and thereby revoke all prior payment elections made by Participants) and to modify the time for electing the method of payment:


     1. Paragraph E-2.a of the Plan is deleted and replace with the following new Paragraph E2.a:

               "Payment from a Participant's Account shall begin on the first day of the month (the `Scheduled Payment Date') following the later of (I) the month during which he ceases to be an Eligible Director or (ii) if an Eligible Director become an employee of the Company thus is no longer an Eligible Director, the month during which employment with the Company terminates. However, a Participant may elect for such payment to begin after the Scheduled Payment Date if such election is made during the month before the Scheduled Payment Date."

     2. Paragraph E-2.c of the Plan shall be, and hereby is, renumbered as Paragraph E-2.b.

     3. The second and third sentences of Paragraph E-3 of the Plan shall be, and hereby are, amended to read as follows:

               "The Participant may change the method of payment no later than the date payments begin under Paragraph E-2.a of the Plan. Payment of the amount credited to the Participant's Account shall be made in one to five equal annual installments beginning on the Scheduled Payment Date or any such later dated elected by the Participant under E-2.a."

               IN WITNESS WHEREOF, this amendment is executed by a duly authorized officer on the 27th day of January, 1999.


     2.   CALIFORNIA WATER SERVICE GROUP



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        3. BY    /S/ GERALD F. FEENEY


        4. VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER




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